GARTMORE MUTUAL FUNDS

               Gartmore Bond Fund, Gartmore Tax-Free Income Fund,
                          Gartmore Government Bond Fund
                          (Class X and Class Y Shares)

                    Prospectus Supplement dated March 8, 2004
                        to Prospectus dated March 1, 2004

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Until April 1, 2004, Class Y shares of the Funds will impose a front-end sales charge (load) of 1.00% (as a percentage of offering price).

1. The following information regarding Class Y shares is added to the "Shareholder Fees" section of the fee tables for the Funds in the Fund Summaries.

This table describes the shareholder fees that you may pay when buying and holding Class Y shares of each Fund if you purchase Class Y shares before April 1, 2004.

                               Gartmore
                                 Bond         Gartmore          Gartmore
Shareholder Fees1                Fund     Tax-Free Income   Government Bond
(paid directly from                             Fund              Fund
your investment)                CLASS Y       CLASS Y           CLASS Y
--------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                 1.00%             1.00%             1.00%
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
on redemptions
(as a percentage of original
purchase price or sale
proceeds, as applicable)         1.00%2            1.00%2            1.00%2
--------------------------------------------------------------------------------



1     If  you  buy  and  sell  shares  through  a  broker  or  other  financial intermediary,  they  may  also  charge  you  a  separate  transaction  fee.

2     A CDSC of 1% is charged when you sell Class Y shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class X and Class Y shares" in the Prospectus.

2. The following information is added to the "EXAMPLE" for the Class Y shares of the Funds in the Fund Summaries.

EXAMPLE  (for  Class  Y  Shares  Purchased  Before  April  1,  2004)

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of the Funds with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, and expense limitations, if any, for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Class Y Shares                 1 year   3 years   5 years   10 years
---------------------------------------------------------------------
Gartmore Bond Fund             $   361  $    600  $    962  $   1,981
Gartmore Tax-Free Income Fund  $   358  $    591  $    947  $   1,949
Gartmore Government Bond Fund  $   364  $    609  $    978  $   2,013

You would pay the following expenses on the same investment if you did not sell your shares.

Class Y Shares                 1 year   3 years   5 years   10 years
---------------------------------------------------------------------
Gartmore Bond Fund             $   261  $    600  $    962  $   1,981
Gartmore Tax-Free Income Fund  $   258  $    591  $    947  $   1,949
Gartmore Government Bond Fund  $   264  $    609  $    978  $    2013

3. The following new information with respect to Class Y shares is included in the "BUYING, SELLING AND EXCHANGING FUND SHARES" section of the Prospectus for shares purchased before April 1, 2004:

DIFFERENCES  BETWEEN  THE  SHARE  CLASSES:

Front-end sales charge means that a portion of you initial investment goes toward the sales charge and is not invested. Front-end Sales Charge on Class Y is lower than Class A and Class D shares and will be discontinued altogether as of April 1, 2004.

CLASS  Y  SHARES

Until April 1, 2004, sales of Class Y shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

WAIVER  OF  CLASS  Y  SALES  CHARGES

Both the front-end sales charge and the CDSC applicable to Class Y shares will be waived for sales to retirement plans offered by Nationwide Trust Company. In addition, the front-end sales charge applicable to Class Y shares will be waived for any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive the front-end sales charges for those persons.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE